September 15, 2006

VIA EDGAR

Securities and Exchange Commission

100 F. Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA X
File No. 811-21776, CIK: 0001114807
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA X, a unit investment trust registered under the Act, recently mailed to its contract owners the semi/annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Janus Aspen Series, MFS® Variable Insurance Trust and Fidelity Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30d-1 under the Act the following annual reports were filed with the Commission via EDGAR:

•	On August 29, 2006, AEGON/Transamerica Series Trust filed its semi/annual report with the Commission via Edgar (CIK: 0000778207);

•	On August 25, 2006, AIM Variable Insurance Funds filed its semi/annual report with the Commission via Edgar (CIK: 0000896435);

•	On August 30, 2006, AllianceBernstein Variable Products Series Fund, Inc. filed its semi/annual report with the Commission via Edgar (CIK: 0000825316);

•	On August 25, 2006, Janus Aspen Series filed its semi/annual report with the Commission via Edgar (CIK: 0000906185);

•	On August 29, 2006, MFS® Variable Insurance Trust filed its semi/annual with the Commission via Edgar (CIK: 0000918571);

•	On August 25, 28 and 29, 2006, Fidelity Variable Insurance Products Fund filed its semi/annual with the Commission via Edgar (CIK: 0000356494, 0000831016, 0000927384).

Securities and Exchange Commission

September 15, 2006

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Transamerica Life Insurance Company